UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21727
                                                    -----------

                        First Trust Mortgage Income Fund
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                   Date of reporting period: October 31, 2013
                                            ------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


FIRST TRUST
BROOKFIELD

                                  FIRST TRUST
                           MORTGAGE INCOME FUND (FMY)

                                 ANNUAL REPORT
                               FOR THE YEAR ENDED
                                OCTOBER 31, 2013

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------


                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                                 ANNUAL REPORT
                                OCTOBER 31, 2013

Shareholder Letter.........................................................   1
At A Glance................................................................   2
Portfolio Commentary.......................................................   3
Portfolio of Investments...................................................   6
Statement of Assets and Liabilities........................................  12
Statement of Operations....................................................  13
Statements of Changes in Net Assets........................................  14
Statement of Cash Flows....................................................  15
Financial Highlights.......................................................  16
Notes to Financial Statements..............................................  17
Report of Independent Registered Public Accounting Firm....................  23
Additional Information.....................................................  24
Board of Trustees and Officers.............................................  29
Privacy Policy.............................................................  31

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Mortgage Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Brookfield are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2013


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Mortgage Income Fund (the "Fund").

As a shareholder, twice a year you receive a detailed report about your investment, including portfolio commentary from the Fund's management team, a performance analysis and a market and Fund outlook. Additionally, First Trust Advisors L.P. ("First Trust") compiles the Fund's financial statements for you to review. These reports are intended to keep you up-to-date on your investment, and I encourage you to read this document and discuss it with your financial advisor.

As you are probably aware, the twelve months covered by this report saw both challenging economic and political issues in the U.S. However, the period was still positive for the markets. In fact, the S&P 500 Index, as measured on a total return basis, rose 27.18% during the twelve months ended October 31, 2013. Of course, past performance can never be an indicator of future performance, but First Trust believes that staying invested in quality products through up and down markets and having a long-term horizon can help investors as they work toward their financial goals.

First Trust continues to offer a variety of products that we believe could fit many financial plans for investors seeking long-term investment success. Your financial advisor can tell you about the other investments First Trust offers that might fit your financial goals. We encourage you to discuss those goals with your financial advisor regularly so that he or she can help keep you on track and help you choose investments that match your goals.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST MORTGAGE INCOME FUND (FMY)
"AT A GLANCE"
AS OF OCTOBER 31, 2013 (UNAUDITED)

------------------------------------------------------------------------
FUND STATISTICS
------------------------------------------------------------------------
Symbol on New York Stock Exchange                                   FMY
Common Share Price                                               $15.79
Common Share Net Asset Value ("NAV")                             $17.63
Premium (Discount) to NAV                                        (10.44)%
Net Assets Applicable to Common Shares                      $74,258,752
Current Monthly Distribution per Common Share (1)                $0.085
Current Annualized Distribution per Common Share                 $1.020
Current Distribution Rate on Closing Common Share Price (2)        6.46%
Current Distribution Rate on NAV (2)                               5.79%
------------------------------------------------------------------------


------------------------------------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
------------------------------------------------------------------------
                 Common Share Price      NAV
10/31/2012             19.00            17.91
                       18.08            17.79
                       18.20            17.86
                       17.99            17.81
                       18.60            17.81
11/25/2012             18.49            17.79
                       17.87            17.76
                       18.19            17.86
                       17.96            17.79
12/30/2012             17.74            17.62
                       18.41            17.84
                       18.47            17.93
                       18.51            17.92
1/27/2013              17.29            17.98
                       17.25            18.00
                       17.56            17.98
                       17.44            18.00
2/24/2013              17.14            17.95
                       17.20            17.81
                       16.77            17.92
                       16.57            17.88
                       16.60            17.84
3/30/2013              16.43            17.85
                       16.49            17.72
                       16.45            17.70
                       16.54            17.71
4/27/2013              16.73            17.79
                       16.93            17.81
                       16.92            17.93
                       16.82            18.01
                       16.49            18.04
5/25/2013              16.23            17.94
                       15.96            17.73
                       15.79            17.65
                       15.62            17.70
6/29/2013              15.87            17.50
                       15.46            17.44
                       15.80            17.28
                       15.57            17.25
7/27/2013              15.53            17.31
                       15.41            17.33
                       15.26            17.34
                       15.18            17.50
                       15.18            17.49
8/31/2013              15.30            17.51
                       15.47            17.50
                       15.54            17.49
                       15.57            17.54
9/28/2013              15.55            17.54
                       15.52            17.50
                       15.48            17.50
                       15.40            17.54
                       15.65            17.59
10/31/2013             15.79            17.63


--------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------
                                                           Average Annual Total Return
                                                     ---------------------------------------
                                      1 Year Ended     5 Years Ended   Inception (5/25/2005)
                                       10/31/2013       10/31/2013         to 10/31/2013

FUND PERFORMANCE (3)
NAV                                       6.04%            9.13%               7.26%
Market Value                            -10.47%            9.75%               5.29%

INDEX PERFORMANCE
Barclays Capital U.S. MBS: Agency
Fixed Rate MBS Index                     -0.38%            5.15%               4.90%
--------------------------------------------------------------------------------------------


------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
------------------------------------------------------------
Weighted Average Duration                            1.51
Weighted Average Life (Years)                        6.60
------------------------------------------------------------


------------------------------------------------------------
                                                 % OF TOTAL
ASSET CLASSIFICATION                             INVESTMENTS
------------------------------------------------------------
Mortgage-Backed Securities                           67.8%
U.S. Government Agency Mortgage-Backed Securities    31.8
Asset-Backed Securities                               0.4
------------------------------------------------------------
                                         Total      100.0%
                                                    ======

------------------------------------------------------------
                                                 % OF TOTAL
SECURITY TYPE                                    INVESTMENTS
------------------------------------------------------------
Fixed Rate Securities                                48.2%
Adjustable Rate Securities                           39.9
Interest Only Securities                             11.9
------------------------------------------------------------
                                         Total      100.0%
                                                    ======

------------------------------------------------------------
                                                  % OF TOTAL
                                                 FIXED-INCOME
CREDIT QUALITY (4)                               INVESTMENTS
------------------------------------------------------------
AAA                                                  37.1%
AA+                                                  12.7
AA                                                    3.6
A+                                                   14.1
A                                                     5.8
BBB+                                                  2.3
BBB                                                   2.1
BB+                                                   1.1
BB                                                    3.2
B-                                                    2.4
CCC+                                                  0.2
CCC                                                  11.4
CCC-                                                  0.8
CC                                                    0.8
D                                                     2.3
NR                                                    0.1
----------------------------------------------------------------
                                         Total      100.0%
                                                    ======


(1) Most recent distribution paid or declared through 10/31/2013. Subject to change in the future.
(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 10/31/2013. Subject to change in the future.
(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.
(4) The credit quality information presented reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

NR   Not Rated

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                                 ANNUAL REPORT
                                OCTOBER 31, 2013


                                  SUB-ADVISOR

Brookfield Investment Management Inc. ("Brookfield") serves as the Fund's Sub-Advisor. Brookfield is a wholly-owned subsidiary of Brookfield Asset Management, a global alternative asset manager with approximately $184 billion in assets under management as of September 30, 2013. Brookfield Asset Management has over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. The company offers a range of public and private investment products and services, which leverage its expertise and experience and provide it with a competitive advantage in the markets where it operates. On behalf of its clients, Brookfield Asset Management is also an active investor in the public securities markets, where its experience extends over 30 years. Over this time, the company has successfully developed several investment operations and built expertise in the management of institutional portfolios, retail mutual funds, and structured product investments.

Brookfield Asset Management's public market activities are conducted by Brookfield, a registered investment advisor. These activities complement Brookfield Asset Management's core competencies and included global listed real estate and infrastructure equities, corporate high yield investments, opportunistic credit strategies and a dedicated insurance asset management division. Headquartered in New York, NY, Brookfield maintains offices and investment teams in Toronto, Chicago, Boston and London and had over $10 billion of assets under management as of September 30, 2013.

                           PORTFOLIO MANAGEMENT TEAM

ANTHONY BREAKS, CFA - SENIOR DIRECTOR

CHRIS WU - DIRECTOR

                                   COMMENTARY

FIRST TRUST MORTGAGE INCOME FUND

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund pursues its objectives by investing primarily in mortgage-backed securities ("MBS") representing part ownership in a pool of either residential or commercial mortgage loans that, in the opinion of the Fund's Sub-Advisor, offer an attractive combination of credit quality, yield and maturity. There can be no assurance the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

MARKET RECAP AND OUTLOOK

Within the Securitized Products universe, Agency Residential Mortgage-Backed Securities ("RMBS"), non-Agency RMBS and Collateralized Mortgage-Backed Securities ("CMBS") all had strong returns for the 2013 fiscal year driven by improving fundamentals and strong investor demand. As interest rates rose, the Fund's low duration, or sensitivity to interest rates, also contributed to performance. Issuance of new issue prime deals from dealer conduits and Real Estate Investment Trusts ("REITs") have become more frequent, although volumes remain far below pre-crisis levels. CMBS issuance continued its recovery with $66 billion in new unguaranteed deals and $68 billion in Agency-guaranteed CMBS.

For the U.S. housing market, there have been 20 consecutive months of increases to the home price index, even during winter months that generally see less home-buying demand. Geographically, the improvement is widespread and some of the most affected areas during the crisis, such as California, Arizona and Nevada, have seen the sharpest gains. Investors in securitized products were typically running conservative assumptions and so the rebound in housing represents a change versus prior forward expectations. The evolution in assumptions has come to incorporate a base line of home price appreciation and along with it, lower losses for delinquent loans and faster prepayments, a benefit for bonds still priced at a discount. We are seeing the improved assumptions in higher prices for bonds, especially those backed by loans most sensitive to housing prices, such as subprime securities, where we have placed particular emphasis in the below "A" rated allocation.

We remain positive on most securitized products for the next year, based on continued improvement in forecasts for collateral performance and expanding credit for borrowers. Banks are more eager to lend now than they were one to two years ago. As a result, more borrowers should be able to refinance their mortgage, and homes which are for sale should attract a broader audience of buyers. Rents have been rising for several years, and with interest rates still low, many households have a financial incentive to purchase rather than rent. All of these dynamics support the current increase in home prices and potential for further increases.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

We remain focused on stability and income in evaluating mortgage investments while maintaining a low level of interest rate risk. In many cases, this means a focus on floating-rate securities backed by high quality loan pools or floating-rate securities with structural protections. In addition, we have included securities with sensitivity to home prices, such as subprime RMBS, to improve the Fund's income and return. As home prices have increased, this has been an important contribution to performance.

The valuation of Agency pass-through securities and Collateralized Mortgage Obligations ("CMOs") fell over the past year due to sharply higher interest rates. Technical factors, however, are still in favor of Agency pass-through securities as the Federal Reserve is purchasing $40 billion of Agency MBS per month and it is likely that the tapering of this program will not start until March 2014. The Federal Reserve's mortgage purchase program will remain the dominant factor in the supply and demand balance which we believe will support mortgage prices. We are focused on To-Be-Announced securities and specified pools as vehicles for earning stable income and leveraging the Fund's portfolio.

Agency derivatives, which include interest only ("IO") and inverse IO securities, rose in price over the past 12 months. Rising interest rates and slower prepayment speeds led to higher valuation for Agency derivatives. The 30-year mortgage rate rose by more than 100 basis points over this period of time, which reduced the incentives to refinance. As a result, the prepayment speeds of Agency mortgages had dropped to around 13 Constant Repayment Rate ("CPR") from a peak of over 30 CPR since late last year. Moreover, prepayment speeds are expected to remain low as the impact of higher mortgage rates would come into play for the next several months.

Overall, the Fund's Agency MBS exposure returned positively over the 12-month period even though we have witnessed a dramatic rise in interest rates. This is largely due to the outperformance of Agency derivatives. Going forward, we believe Agency derivatives will benefit the portfolio as interest rates are expected to shift upward in the long term. We continue to see value in the Fund's derivative holdings for the protection from higher interest rates. We will be focused on Agency IO securities to improve returns and reduce duration risk.

In the non-Agency MBS side, virtually all sectors within the Fund's investment guidelines rallied during the period. Collateral assumptions are trending toward upside due to improving housing data as well as assumptions regarding defaults and loss severities. For many securities, especially those projected to take principal losses, this has supported forecasted yields even as prices have risen. The assumption of better collateral performance leads to smaller bond loss projections and therefore, better yields at a given price. For securities expected to pay in full, improved collateral performance can improve investment returns through an increased rate of prepayment, an advantage on bonds priced at a discount to par value. For the Fund's "A" or better allocations, which are approximately 73% of the Fund's total investments as of October 31, 2013, losses are projected to be zero or minimal and so improvement is limited to prepayments.

To the degree that we can, we look to sell bonds that have little performance upside to improving housing fundamentals or prepayments in favor of those we believe can and will continue to rally. The price appreciation potential can make up for what can be modest yields to maturity and we also look for split investment-grade rated and less liquid securities that offer higher yields. An additional source of value going forward is the projected rise in short-term interest rates. Intermediate and long term interest rates have increased almost a full percentage point. This implies a future rise in the indices that drive the coupons of the Fund's floating-rate holdings, such as 1-month, 6-month and 1-year LIBOR. While these interest rate indices remain low currently, the Fund has avoided substantial market value losses associated with rising long-term interest rates this year and is poised to capture the extra income associated with any future increase in short-term interest rates. Investors are focusing more and more on such short-duration assets and so we are optimistic that we will see additional price performance from this preference.

PERFORMANCE ANALYSIS

For the one year ended October 31, 2013, the Fund had a total return1 of 6.04% based on net asset value ("NAV"). For the period, the Fund traded from a premium to NAV of 6.09% to a discount to NAV of -10.44%, resulting in a total return1 of -10.47%, based on market price. During the period, the Fund's benchmark, the Barclays Capital U.S. MBS: Agency Fixed Rate MBS Index returned -0.38%.

Changes in interest rates were not a material contributor to the Fund's returns over the period. The 10-Year U.S. Treasury bond yield began at 1.69% and ended the period at 2.56% with a range between nearly 3% and 1.58% over the period. This increase in interest rates has caused bonds as a whole to underperform, especially compared to equities. Some large retail bond funds saw meaningful redemptions. Sales of bonds to meet these redemptions were an opportunity for the Fund to make some attractive purchases. We anticipate interest rates to increase in the next 18 to 24 months as employment continues its recovery and issues such as debt ceiling and sequester are resolved on a more long-term basis. Housing has historically been

-----------------------------

1 Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns and does not reflect sales load. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

a material part of GDP and GDP growth and its reversal from a detractor to a contributor seems to us undervalued by the broader investment base as it projects growth. All these positive factors will likely lead to a reduction in monetary stimulus and investors requiring higher yields to hold Treasury bonds.

Within the "A-" or below segment of the portfolio, we have emphasized Subprime and Option Adjustable Rate Mortgage ("ARM") RMBS because we believe this type of collateral would benefit most from improving housing data. As housing data showed continued improvement over the period, the Fund's holdings of these securities showed particularly strong price increases. We also continue to select securities based on specific views of mortgage servicers and servicing behavior as well as geographic differences which we believe are underappreciated in the marketplace.

During the period, the Fund's primary purchases were investment grade Hybrid ARM Prime RMBS and second priority CMBS. The purchases were funded with existing cash, repaid principal on existing holdings and sales of portfolio holdings. As of October 31, 2013, the Fund held 5.9% cash as a percentage of gross assets. It held additional cash during the third quarter as various policy risks loomed over the market and threatened increased volatility. Among those risks was the government shutdown, an impasse over the debt ceiling and the timing of taper reduction. As these risks subside, we may reduce the Fund's cash holdings through additional investments.

We have been focused on purchasing securities rated "A" or better, and within this quality spectrum, we preferred Prime Hybrid RMBS. We also looked to second priority CMBS, securitizations of mortgage servicing cash flows and Agency MBS. In considering the Fund's below "A" rated securities, to the extent we have flexibility to purchase such securities, we find Subprime RMBS to be most attractive.

All of these target sectors rallied during the period, which reflected improved assumptions for collateral performance. As prices shift, we continuously reassess the various sectors and security types for relative value. Early in the period, we identified first priority CMBS as having reached a price point that was difficult to sustain and exposed to adverse collateral performance. In this case, credit and/or bond loss was not the issue but rather that unanticipated loan liquidations would repay a premium security at par. The Fund made a switch into second priority CMBS that is protected from this type of risk and has more yield. Liquidity was favorable and we were able to reduce the Fund's cash position and trade for relative value. We also were sellers of fixed-rate prime MBS. Fixed-rate prime MBS has material interest-rate sensitivity and a higher price point owing to the hefty fixed coupons. We had anticipated a developing preference by investors for floating-rate assets at lower dollar prices and during the period, we sold more than half the Fund's allocation to this sector.

As of October 31, 2013, the Fund's leverage was relatively low at 11.93% of Managed Assets, given that the Fund may utilize leverage in an amount up to 33.33% of Managed Assets. Leverage contributed positively to the Fund's performance during the reporting period. More recently, we preemptively reduced leverage and increased cash due to increased volatility from policy risks such as the partial government shutdown and debt ceiling impasse. In addition, reverse repurchase borrowing remains expensive for many of the Fund's target asset classes and so leverage is appealing on a more limited group of assets. For this reason, we may continue to employ leverage below its maximum or to choose alternative assets, such as Agency Guaranteed assets to use as collateral. Financing costs may also fall, thereby reversing this current dynamic. Where our overall budget for risk warrants it and when the return opportunities are compelling, we are likely to increase leverage in an attempt to improve returns. In periods of stability, this may be an especially important tool.

An important factor impacting the return of the Fund relative to its benchmark was the Fund's use of financial leverage through the use of reverse repurchase agreements. Please note that the Fund's benchmark does not utilize leverage. The Fund uses leverage because its managers believe that, over time, leverage provides opportunities for additional income and total return for common shareholders. However, the use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of the valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising.

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities.

These views represent the opinions of Brookfield and are not intended to predict or depict the performance of any investment. These views are as of the close of business on October 31, 2013 and subject to change based on subsequent developments.

FIRST TRUST MORTGAGE INCOME FUND (FMY)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2013

   PRINCIPAL                                                         STATED         STATED
     VALUE                         DESCRIPTION                       COUPON        MATURITY           VALUE
----------------  ---------------------------------------------    ----------    ------------     -------------
MORTGAGE-BACKED SECURITIES - 76.4%

                  COLLATERALIZED MORTGAGE OBLIGATIONS - 61.4%
                  Adjustable Rate Mortgage Trust
$        108,122     Series 2004-5, Class 1A1 (a) .............       2.80%        04/25/35       $     106,567
                  Banc of America Mortgage Securities
         102,339     Series 2002-L, Class 1A1 (a) (b) .........       2.90%        12/25/32              93,020
                  Bear Stearns Adjustable Rate Mortgage Trust
         792,222     Series 2004-9, Class 12A1 (a) ............       3.20%        11/25/34             786,252
                  Chase Mortgage Finance Trust
         179,714     Series 2007-A1, Class 1A3 (a) ............       2.77%        02/25/37             179,338
                  Countrywide Alternative Loan Trust
         752,103     Series 2006-41CB, Class 2A17 .............       6.00%        01/25/37             605,158
          87,171     Series 2007-11T1, Class A37 (c) ..........      39.00%        05/25/37             140,693
                  Countrywide Home Loan Mortgage Pass
                     Through Trust
         246,289     Series 2004-HYB1, Class 2A (a) ...........       2.79%        05/20/34             233,037
         769,223     Series 2006-21, Class A8 .................       5.75%        02/25/37             677,787
                  Credit Suisse First Boston Mortgage
                     Securities Corp.
       1,475,812     Series 2004-AR2, Class 1A1 (a) ...........       2.83%        03/25/34           1,438,354
       1,569,343     Series 2004-AR8, Class 6A1 (a) ...........       2.53%        09/25/34           1,588,435
                  DSLA Mortgage Loan Trust
       1,238,533     Series 2007-AR1, Class 2A1A (a) ..........       0.31%        04/19/47           1,023,843
                  GMAC Mortgage Corporation Loan Trust
         301,047     Series 2004-AR1, Class 22A (a) ...........       3.45%        06/25/34             287,913
                  GSAMP Trust
       1,001,446     Series 2006-NC1, Class A2 (a) ............       0.35%        02/25/36             945,464
         691,313     Series 2007-HE1, Class A2B (a) ...........       0.27%        03/25/47             633,643
         262,241     Series 2007-NC1, Class A2B (a) ...........       0.27%        12/25/46             140,652
       2,921,462     Series 2007-NC1, Class A2C (a) ...........       0.32%        12/25/46           1,576,967
                  Harborview Mortgage Loan Trust
         218,850     Series 2004-1, Class 2A (a) ..............       2.54%        04/19/34             217,127
         933,196     Series 2004-6, Class 3A1 (a) .............       2.74%        08/19/34             926,903
                  HLSS Servicer Advance Receivables Trust
         580,110     Series 2013-T3, Class C3 (d) .............       2.39%        05/15/46             561,524
                  JP Morgan Mortgage Trust
       2,228,863     Series 2005-ALT1, Class 4A1 (a) ..........       5.16%        10/25/35           2,088,625
         655,216     Series 2006-A2, Class 4A1 (a) ............       2.73%        08/25/34             646,784
         224,785     Series 2006-A2, Class 5A3 (a) ............       2.64%        11/25/33             226,797
                  JP Morgan Re-REMIC
       1,719,124     Series 2009-7, Class 12A1 (d) ............       6.25%        01/27/37           1,754,846
                  MASTR Asset Backed Securities Trust
       1,298,412     Series 2006-HE5, Class A3 (a) ............       0.33%        11/25/36             741,153
         267,659     Series 2006-HE5, Class A4 (a) ............       0.39%        11/25/36             154,057
       1,848,012     Series 2006-NC2, Class A3 (a) ............       0.28%        08/25/36             889,365
         843,529     Series 2006-NC2, Class A5 (a) ............       0.41%        08/25/36             415,182
                  Mellon Residential Funding Corp.
         366,578     Series 2001-TBC1, Class A1 (a) ...........       0.87%        11/15/31             362,310
         833,501     Series 2002-TBC2, Class A (a) ............       1.03%        08/15/32             818,194

Page 6                  See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND (FMY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

   PRINCIPAL                                                         STATED         STATED
     VALUE                         DESCRIPTION                       COUPON        MATURITY           VALUE
----------------  ---------------------------------------------    ----------    ------------     -------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Morgan Stanley Mortgage Loan Trust
$        609,117     Series 2004-7AR, Class 2A6 (a)............       2.47%        09/25/34       $     599,747
                  Nationstar Home Equity Loan Trust
       1,731,000     Series 2006-B, Class AV4 (a)..............       0.45%        09/25/36           1,500,488
                  Provident Funding Mortgage Loan Trust
         316,828     Series 2005-1, Class 1A1 (a)..............       2.74%        05/25/35             312,516
                  Residential Accredit Loans, Inc.
         893,709     Series 2004-QS2, Class CB ................       5.75%        02/25/34             941,743
                  Residential Funding Mortgage Securities I
         198,836     Series 2005-S5, Class A5 .................       5.25%        07/25/35             197,986
                  Securitized Asset Backed Receivables LLC Trust
       1,274,123     Series 2007-BR2, Class A2 (a).............       0.40%        02/25/37             637,937
                  Thornburg Mortgage Securities Trust
       1,049,800     Series 2004-3, Class A (a)................       0.91%        09/25/44           1,021,950
                  Wachovia Mortgage Loan Trust, LLC
         734,043     Series 2006-A, Class 3A1 (a)..............       2.65%        05/20/36             722,560
                  WaMu Mortgage Pass Through Certificates
         748,291     Series 2004-AR1, Class A (a)..............       2.54%        03/25/34             744,576
       1,044,835     Series 2004-AR10, Class A1B (a)...........       0.61%        07/25/44           1,007,431
       1,541,661     Series 2005-AR11, Class A1A (a)...........       0.49%        08/25/45           1,491,083
       1,262,398     Series 2005-AR2, Class 2A23 (a)...........       0.55%        01/25/45           1,186,254
       1,433,578     Series 2005-AR6, Class 2A1A (a)...........       0.40%        04/25/45           1,353,193
         677,868     Series 2005-AR9, Class A1A (a)............       0.49%        07/25/45             656,543
       1,294,677     Series 2006-AR5, Class A1A (a)............       1.14%        06/25/46           1,120,814
                  Washington Mutual Alternative Mortgage
                     Pass-Through Certificates
          53,464     Series 2007-5, Class A11 (c)..............      38.46%        06/25/37              93,382
                  Washington Mutual MSC Mortgage
                     Pass-Through Certificates
         453,769     Series 2004-RA1, Class 2A ................       7.00%        03/25/34             481,508
                  Wells Fargo Mortgage Backed Securities Trust
         863,459     Series 2003-H, Class A1 (a)...............       2.62%        09/25/33             870,373
         711,989     Series 2004-A, Class A1 (a)...............       4.56%        02/25/34             718,618
       2,240,997     Series 2004-R, Class 1A1 (a)..............       2.62%        09/25/34           2,258,244
         681,608     Series 2004-S, Class A1 (a)...............       2.63%        09/25/34             690,752
       1,098,616     Series 2004-Y, Class 1A2 (a).............        2.62%        11/25/34           1,085,013
         650,454     Series 2005-AR10, Class 2A17 (a)..........       2.63%        06/25/35             658,615
         438,552     Series 2005-AR16, Class 1A1 (a)...........       2.68%        08/25/33             446,888
         570,273     Series 2005-AR3, Class 2A1 (a)............       2.64%        03/25/35             571,789
         915,592     Series 2005-AR8, Class 1A1 (a)............       2.63%        06/25/35             922,044
         402,197     Series 2006-AR1, Class 2A5 (a)............       5.35%        03/25/36             396,084
       1,186,127     Series 2006-AR10, Class 5A2 (a)...........       2.61%        07/25/36           1,139,762
         660,581     Series 2007-16, Class 1A1.................       6.00%        12/28/37             692,010
         697,959     Series 2007-2, Class 1A13.................       6.00%        03/25/37             655,210
         169,553     Series 2007-8, Class 2A2..................       6.00%        07/25/37             163,376
                                                                                                  -------------
                                                                                                     45,598,479
                                                                                                  -------------

                        See Notes to Financial Statements                 Page 7

FIRST TRUST MORTGAGE INCOME FUND (FMY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

   PRINCIPAL                                                         STATED         STATED
     VALUE                         DESCRIPTION                       COUPON        MATURITY           VALUE
----------------  ---------------------------------------------    ----------    ------------     -------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                  COMMERCIAL MORTGAGE-BACKED SECURITIES - 15.0%
                  Banc of America Commercial Mortgage Trust
$      1,000,000     Series 2006-6, Class AJ ..................       5.42%        10/10/45       $     984,130
                  Credit Suisse Mortgage Capital Certificates
         820,000     Series 2007-C2, Class A3 .................       5.54%        01/15/49             912,487
                  GS Mortgage Securities Corp II
       1,000,000     Series 2007-GG10, Class A4 (a) ...........       5.80%        08/10/45           1,111,332
                  HLSS Servicer Advance Receivables Trust
         750,000     Series 2013-T5, Class CT5 (d).............       2.52%        08/15/46             752,032
                  JP Morgan Chase Commercial Mortgage
                     Securities Trust
       1,500,000     Series 2007-LD12, Class A4 ...............       5.88%        02/15/51           1,700,187
         800,000     Series 2009-IWST, Class C (a) (d).........       7.69%        12/05/27             961,753
                  LB-UBS Commercial Mortgage Trust
         420,000     Series 2007-C1, Class AM .................       5.46%        02/15/40             460,727
                  Merrill Lynch Mortgage Investors Trust
         623,730     Series MLCC 2004-D, Class A1 (a)..........       0.83%        09/25/29             614,556
                  Mid-State Capital Corp.
         642,683     Series 2004, Class M1.....................       6.50%        08/15/37             696,573
                  Morgan Stanley Capital I Trust
         980,000     Series 2007-IQ16, Class AM (a)............       6.09%        12/12/49           1,118,558
         820,000     Series 2008-T29, Class AM (a).............       6.28%        01/11/43             938,918
                  VNO Mortgage Trust
         900,000     Series 2012-6AVE, Class A (d).............       3.00%        11/15/30             860,719
                                                                                                  -------------
                                                                                                     11,111,972
                                                                                                  -------------
                  TOTAL MORTGAGE-BACKED SECURITIES                                                   56,710,451
                  (Cost $54,451,264)                                                              -------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 35.7%

                  COLLATERALIZED MORTGAGE OBLIGATIONS - 11.6%
                  Federal Home Loan Mortgage Corp.
       2,556,681     Series 2807, Class SB, IO (c).............       7.28%        11/15/33            423,767
          28,029     Series 3195, Class SX (c).................      45.02%        07/15/36             74,031
         599,450     Series 3562, Class KI, IO ................       4.50%        11/15/22             20,937
         182,987     Series 3593, Class IP, IO ................       5.00%        06/15/36              2,032
       3,323,771     Series 3619, Class EI, IO ................       4.50%        05/15/24            242,017
       2,474,524     Series 3692, Class PS, IO (c).............       6.43%        05/15/38            297,172
       5,012,730     Series 3726, Class KI, IO ................       3.50%        04/15/25            432,382
       3,303,544     Series 3870, Class WS, IO (c).............       6.43%        06/15/31            568,728
                  Federal Home Loan Mortgage Corp., STRIP
       1,696,096     Series 232, Class IO, IO .................       5.00%        08/01/35            293,850
                  Federal National Mortgage Association
       1,144,536     Series 2005-122, Class SN (c).............      27.92%        01/25/36          1,840,528
         417,419     Series 2008-50, Class AI, IO .............       5.50%        06/25/23             24,142
       4,634,638     Series 2010-103, Class ID, IO ............       5.00%        09/25/40            934,394
       7,732,815     Series 2010-139, Class KI, IO ............       1.09%        12/25/40            328,248
       1,018,194     Series 2010-142, Class PS, IO (c).........       5.88%        05/25/40            116,289

Page 8                  See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND (FMY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

   PRINCIPAL                                                         STATED         STATED
     VALUE                         DESCRIPTION                       COUPON        MATURITY           VALUE
----------------  ---------------------------------------------    ----------    ------------     -------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal National Mortgage Association (Continued)
$      1,339,446     Series 2010-145, Class TI, IO ............       3.50%        12/25/20       $     101,980
       3,943,039     Series 2010-40, Class MI, IO .............       4.50%        08/25/24             291,081
                     Federal National Mortgage Association, STRIP
       1,910,781     Series 360, Class 2, IO ..................       5.00%        08/01/35             338,623
       3,424,681     Series 406, Class 6, IO ..................       4.00%        01/25/41             603,776
                  Government National Mortgage Association
       1,583,639     Series 2009-65, Class NJ, IO .............       5.50%        07/20/39             158,240
       3,936,048     Series 2010-115, Class IQ, IO ............       4.50%        11/20/38             555,741
       8,977,148     Series 2011-131, Class EI, IO ............       4.50%        08/20/39             898,934
       1,866,312     Series 2011-69, Class CI, IO .............       5.00%        03/20/36             107,999
                                                                                                  -------------
                                                                                                      8,654,891
                                                                                                  -------------
                  COMMERCIAL MORTGAGE-BACKED SECURITIES - 4.3%
                  Government National Mortgage Association
      17,192,649     Series 2011-152, Class IO, IO (a).........       1.35%        08/16/51           1,014,684
       8,924,621     Series 2012-100, Class IO, IO (a) (e).....       0.89%        08/16/52             644,590
      12,031,761     Series 2012-70, Class IO, IO (a) (e)......       0.96%        08/16/52             804,023
       7,440,304     Series 2012-78, Class IO, IO (a) (e)......       1.06%        06/16/52             546,360
       2,639,438     Series 2012-95, Class IO, IO (a) (e)......       1.04%        02/16/53             230,651
                                                                                                  -------------
                                                                                                      3,240,308
                                                                                                  -------------
                  PASS-THROUGH SECURITIES - 19.8%
         954,043  Fannie Mae REMICs
                     Series 2005-83, Class LZ                         5.50%        10/25/35             992,338
                  Federal Home Loan Mortgage Corp.
       5,000,000     Gold Pool ................................       3.50%        11/13/43           5,111,718
       1,922,024     Gold Pool A94738 (e)......................       4.50%        11/01/40           2,052,636
       1,108,343     Gold Pool K36017 (e)......................       5.00%        09/01/47           1,176,499
                  Federal National Mortgage Association
       2,449,666     Pool 831145 (e)...........................       6.00%        12/01/35           2,714,620
       2,410,520     Pool 843971 (e)...........................       6.00%        11/01/35           2,645,553
                                                                                                  -------------
                                                                                                     14,693,364
                                                                                                  -------------
                  TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES ...................        26,588,563
                  (Cost $28,990,372)                                                              -------------

ASSET-BACKED SECURITIES - 0.4%

                  Green Tree Financial Corp.
          80,272     Series 1997-2, Class A6...................       7.24%        06/15/28              85,166
          93,486     Series 1997-3, Class A6...................       7.32%        03/15/28             101,640
         113,233     Series 1997-7, Class A6...................       6.76%        07/15/28             120,118
                                                                                                  -------------
                  TOTAL ASSET-BACKED SECURITIES                                                         306,924
                  (Cost $302,382)                                                                 -------------

                  TOTAL INVESTMENTS - 112.5%                                                         83,605,938
                  (Cost $83,744,018) (f)                                                          -------------

                        See Notes to Financial Statements                 Page 9

FIRST TRUST MORTGAGE INCOME FUND (FMY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

    PRINCIPAL
      VALUE                                       DESCRIPTION                                        AMOUNT
----------------  ---------------------------------------------------------------------------     -------------

REVERSE REPURCHASE AGREEMENTS - (13.5%)

$     (1,428,000) With JP Morgan 1.02% dated 10/09/13, to be repurchased at
                        $1,429,219 on 11/08/13 .............................................      $  (1,428,000)
      (5,098,000) With JP Morgan 0.42% dated 10/11/13, to be repurchased at
                        $5,103,412 on 01/10/14 .............................................         (5,098,000)
      (3,066,000) With JP Morgan 0.43% dated 10/16/13, to be repurchased at
                        $3,069,369 on 01/16/14 .............................................         (3,066,000)
        (462,000) With JP Morgan 1.24% dated 10/30/13, to be repurchased at
                        $463,466 on 01/30/14 ...............................................           (462,000)
                                                                                                  -------------
                  TOTAL REVERSE REPURCHASE AGREEMENTS ......................................        (10,054,000)
                                                                                                  -------------

                  NET OTHER ASSETS AND LIABILITIES - 1.0% ..................................            706,814
                                                                                                  -------------
                  NET ASSETS - 100.0%.......................................................      $  74,258,752
                                                                                                  =============


(a) Floating or variable rate security. The interest rate shown reflects the rate in effect at October 31, 2013.

(b) Illiquid, as determined by Brookfield Investment Management Inc. ("Brookfield"), the Fund's sub-advisor.

(c) Inverse floating rate instrument. The interest rate shown reflects the rate in effect at October 31, 2013.

(d) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by Brookfield. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2013, securities noted as such amounted to $4,890,874, or 6.59% of net assets.

(e) This security or a portion of this security is segregated as collateral for reverse repurchase agreements.

(f) Aggregate cost for federal income tax purposes is $86,703,713. As of October 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $5,378,490 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $8,476,265.

IO Interest-Only Security - Principal amount shown represents par value on which interest payments are based.

STRIP Separate Trading of Registered Interest and Principal of Securities


Page 10                 See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND (FMY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                      ASSETS TABLE
                                                                                           LEVEL 2           LEVEL 3
                                                          TOTAL            LEVEL 1       SIGNIFICANT       SIGNIFICANT
                                                         VALUE AT          QUOTED        OBSERVABLE       UNOBSERVABLE
                                                        10/31/2013         PRICES          INPUTS            INPUTS
                                                      --------------   --------------   --------------    --------------

Mortgage-Backed Securities..........................  $   56,710,451   $           --   $   56,710,451    $           --
U.S. Government Agency Mortgage-Backed Securities...      26,588,563               --       26,588,563                --
Asset-Backed Securities.............................         306,924               --          306,924                --
                                                      --------------   --------------   --------------    --------------

TOTAL ..............................................  $   83,605,938   $           --   $   83,605,938    $           --
                                                      ==============   ==============   ==============    ==============


                                                   LIABILITIES TABLE
                                                                                           LEVEL 2           LEVEL 3
                                                          TOTAL            LEVEL 1       SIGNIFICANT       SIGNIFICANT
                                                         VALUE AT          QUOTED        OBSERVABLE       UNOBSERVABLE
                                                        10/31/2013         PRICES          INPUTS            INPUTS
                                                      --------------   --------------   --------------    --------------
Reverse Repurchase Agreements.......................  $  (10,054,000)  $           --   $  (10,054,000)   $           --
                                                      ==============   ==============   ==============    ==============


All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at October 31, 2013.

                        See Notes to Financial Statements                Page 11

FIRST TRUST MORTGAGE INCOME FUND (FMY)
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2013

ASSETS:
Investments, at value
   (Cost $83,744,018)..........................................................................      $ 83,605,938
Cash...........................................................................................         4,740,738
Restricted cash................................................................................           562,000
Receivables:
   Interest....................................................................................           418,168
   Investment securities sold..................................................................           214,655
Prepaid expenses...............................................................................             6,249
                                                                                                     ------------
   Total Assets................................................................................        89,547,748
                                                                                                     ------------
LIABILITIES:
Reverse repurchase agreements..................................................................        10,054,000
Payables:
   Investment securities purchased.............................................................         5,060,877
   Investment advisory fees....................................................................            71,506
   Audit and tax fees..........................................................................            50,200
   Custodian fees..............................................................................            14,734
   Printing fees...............................................................................            13,130
   Administrative fees.........................................................................            11,338
   Legal fees..................................................................................             4,289
   Transfer agent fees.........................................................................             3,650
   Interest on reverse repurchase agreements...................................................             2,801
   Trustees' fees and expenses.................................................................             1,606
   Financial reporting fees....................................................................               771
Other liabilities..............................................................................                94
                                                                                                     ------------
   Total Liabilities...........................................................................        15,288,996
                                                                                                     ------------
NET ASSETS.....................................................................................      $ 74,258,752
                                                                                                     ============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................      $ 79,212,199
Par value......................................................................................            42,131
Accumulated net investment income (loss).......................................................          (425,117)
Accumulated net realized gain (loss) on investments............................................        (4,432,381)
Net unrealized appreciation (depreciation) on investments......................................          (138,080)
                                                                                                     ------------
NET ASSETS.....................................................................................      $ 74,258,752
                                                                                                     ============
NET ASSET VALUE, per Common Share outstanding (par value $0.01 per Common Share)...............      $      17.63
                                                                                                     ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....         4,213,115
                                                                                                     ============

Page 12                 See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND (FMY)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2013

INVESTMENT INCOME:
Interest.......................................................................................      $  6,692,738
                                                                                                     ------------
   Total investment income.....................................................................         6,692,738
                                                                                                     ------------
EXPENSES:
Investment advisory fees.......................................................................           889,277
At the market offering costs...................................................................           146,310
Administrative fees............................................................................           114,822
Interest expense on reverse repurchase agreements..............................................           100,375
Audit and tax fees.............................................................................            52,064
Transfer agent fees............................................................................            40,108
Printing fees..................................................................................            33,922
Trustees' fees and expenses....................................................................            18,532
Custodian fees.................................................................................            16,720
Legal fees.....................................................................................            10,252
Financial reporting fees.......................................................................             9,250
Other..........................................................................................            32,074
                                                                                                     ------------
   Total expenses..............................................................................         1,463,706
                                                                                                     ------------
NET INVESTMENT INCOME..........................................................................         5,229,032
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments.....................................................         1,859,581
   Net increase from payment by the sub-advisor (a)............................................             5,310
   Net change in unrealized appreciation (depreciation) on investments.........................        (3,064,553)
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................        (1,199,662)
                                                                                                     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................      $  4,029,370
                                                                                                     ============

(a) See Note 3 in the Notes to Financial Statements.

                        See Notes to Financial Statements                Page 13

FIRST TRUST MORTGAGE INCOME FUND (FMY)
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                             YEAR            YEAR
                                                                                             ENDED           ENDED
                                                                                          10/31/2013      10/31/2012
                                                                                        -------------   -------------
OPERATIONS:
Net investment income (loss).......................................................     $   5,229,032   $   5,302,779
Net realized gain (loss)...........................................................         1,859,581      (1,903,304)
Net increase from payment by the sub-advisor (a)...................................             5,310              --
Net change in unrealized appreciation (depreciation)...............................        (3,064,553)      2,616,211
                                                                                        -------------   -------------
Net increase (decrease) in net assets resulting from operations....................         4,029,370       6,015,686
                                                                                        -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................        (5,244,634)     (8,321,681)
                                                                                        -------------   -------------
Total distributions to shareholders................................................        (5,244,634)     (8,321,681)
                                                                                        -------------   -------------

CAPITAL TRANSACTIONS:
Proceeds from Common Shares sold through at the market offerings...................                --       2,403,089
Proceeds from Common Shares reinvested.............................................            35,399         327,282
                                                                                        -------------   -------------
Net increase (decrease) in net assets resulting from capital transactions..........            35,399       2,730,371
                                                                                        -------------   -------------
Total increase (decrease) in net assets............................................        (1,179,865)        424,376

NET ASSETS:
Beginning of period................................................................        75,438,617      75,014,241
                                                                                        -------------   -------------
End of period......................................................................     $  74,258,752   $  75,438,617
                                                                                        =============   =============
Accumulated net investment income (loss) at end of period..........................     $    (425,117)  $  (1,191,667)
                                                                                        =============   =============

CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period...............................................         4,211,129       4,070,832
Common Shares sold through at the market offerings.................................                --         122,655
Common Shares issued as reinvestment under the Dividend Reinvestment Plan..........             1,986          17,642
                                                                                        -------------   -------------
Common Shares at end of period.....................................................         4,213,115       4,211,129
                                                                                        =============   =============

(a) See Note 3 in the Notes to Financial Statements.


Page 14                 See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND (FMY)
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 2013

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations ................  $   4,029,370
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
      Purchases of investments..................................................    (96,794,110)
      Sales, maturities and paydowns on investments.............................    111,188,412
      Net amortization/accretion of premiums/discounts on investments...........        847,649
      Net realized gain/loss on investments.....................................     (1,859,581)
      Net increase from payment by sub-advisor..................................         (5,310)
      Net change in unrealized appreciation/depreciation on investments.........      3,064,553
CHANGES IN ASSETS AND LIABILITIES:
      Decrease in interest receivable...........................................        192,405
      Decrease in prepaid expenses..............................................        117,267
      Decrease in restricted cash...............................................        305,000
      Decrease in interest payable on reverse repurchase agreements.............        (10,828)
      Decrease in investment advisory fees payable..............................        (11,737)
      Increase in audit and tax fees payable....................................          2,364
      Decrease in legal fees payable............................................         (2,019)
      Decrease in printing fees payable.........................................         (2,344)
      Increase in administrative fees payable...................................          3,838
      Increase in custodian fees payable........................................         10,642
      Decrease in transfer agent fees payable...................................         (1,221)
      Decrease in Trustees' fees and expenses payable...........................            (54)
      Decrease in other liabilities.............................................         (8,192)
                                                                                  -------------

      CASH PROVIDED BY OPERATING ACTIVITIES.....................................                 $  21,066,104
                                                                                                 -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds of Common Shares reinvested......................................         35,399
      Distributions to Common Shareholders from net investment income...........     (5,244,634)
      Repurchases of reverse repurchase agreements..............................   (157,410,768)
      Reverse repurchase agreements borrowings..................................    143,204,593
                                                                                  -------------

CASH USED IN FINANCING ACTIVITIES...............................................                   (19,415,410)
                                                                                                 -------------
Increase in cash................................................................                     1,650,694
Cash at beginning of period.....................................................                     3,090,044
                                                                                                 -------------
CASH AT END OF PERIOD...........................................................                 $   4,740,738
                                                                                                 =============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest........................................                 $     111,203
                                                                                                 =============

                        See Notes to Financial Statements                Page 15

FIRST TRUST MORTGAGE INCOME FUND (FMY)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                YEAR             YEAR           YEAR             YEAR               YEAR
                                               ENDED            ENDED          ENDED            ENDED              ENDED
                                             10/31/2013       10/31/2012     10/31/2011 (b)   10/31/2010 (a)     10/31/2009
                                           --------------   --------------   --------------   --------------   --------------
Net asset value, beginning of period         $    17.91       $    18.43       $    19.59       $    19.63       $    18.03
                                             ----------       ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...............        1.25             1.28             1.69             2.06             1.57
Net realized and unrealized gain (loss) ...       (0.28)            0.17            (0.82)           (0.45)            1.40
                                             ----------       ----------       ----------       ----------       ----------
Total from investment operations...........        0.97             1.45             0.87             1.61             2.97
                                             ----------       ----------       ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income......................       (1.25)           (2.03)           (2.03)           (1.65)           (1.37)
                                             ----------       ----------       ----------       ----------       ----------
Total from distributions...................       (1.25)           (2.03)           (2.03)           (1.65)           (1.37)
                                             ----------       ----------       ----------       ----------       ----------
Premium from shares sold in at the market
    offering...............................          --             0.06               --               --               --
                                             ----------       ----------       ----------       ----------       ----------
Net asset value, end of period.............  $    17.63       $    17.91       $    18.43       $    19.59       $    19.63
                                             ==========       ==========       ==========       ==========       ==========
Market value, end of period................  $    15.79       $    19.00       $    18.94       $    20.70       $    17.91
                                             ==========       ==========       ==========       ==========       ==========
TOTAL RETURN BASED ON NET ASSET VALUE (c)..        6.04% (d)        8.30%            4.60%            9.01%           18.21%
                                             ==========       ==========       ==========       ==========       ==========
TOTAL RETURN BASED ON MARKET VALUE (c) ....      (10.47)%          11.86%            1.68%           26.18%           23.91%
                                             ==========       ==========       ==========       ==========       ==========

-----------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......  $   74,259       $   75,439       $   75,014       $   79,495       $   79,462
Ratio of total expenses to average
   net assets..............................        1.96%            2.47%            2.23%            2.00%            2.07%
Ratio of total expenses to average net
   assets excluding interest expense.......        1.83%            2.20%            2.14%            1.95%            1.99%
Ratio of net investment income (loss) to
   average net assets......................        7.01%            7.28%            8.74%           10.50%            9.01%
Portfolio turnover rate....................         109%              52%              47%              36%              39%

-----------------------------

(a) On September 20, 2010, the Fund's Board of Trustees approved a new investment management agreement with First Trust Advisors L.P. and a new investment sub-advisory agreement with Fixed Income Discount Advisory Company ("FIDAC"), and on December 6, 2010, the Fund's shareholders voted to approve both agreements.

(b) Effective April 29, 2011, the Fund's Board of Trustees approved Brookfield Investment Management Inc.("Brookfield") as the investment sub-advisor to the Fund, replacing FIDAC. The Fund's shareholders approved the investment sub-advisory agreement with Brookfield on July 25, 2011.

(c) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(d) The Fund received reimbursements from Brookfield in the amount of $5,310. The reimbursements from Brookfield represent less than $0.01 per share and had no effect on the Fund's total return.

Page 16                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                                OCTOBER 31, 2013


                                1. ORGANIZATION

First Trust Mortgage Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on February 22, 2005, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FMY on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund pursues these objectives by investing primarily in mortgage-backed securities that, in the opinion of Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor"), offer an attractive combination of credit quality, yield and maturity. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Market quotations and prices used to value the Fund's investments are primarily obtained from third party pricing services. The Fund's securities will be valued as follows:

      U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;

            2)    reported trades;

            3)    broker/dealer quotes;

            4)    issuer spreads;

            5)    benchmark securities;

            6)    bids and offers; and

            7)    reference data including market research publications.

      Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                                OCTOBER 31, 2013


       1)   the fundamental business data relating to the issuer;

       2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

       3)   the type, size and cost of a security;

       4)   the financial statements of the issuer;

       5) the credit quality and cash flow of the issuer, based on the Sub-Advisor's or external analysis;

       6) the information as to any transactions in or offers for the security;

       7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

       8)   the coupon payments;

       9) the quality, value and salability of collateral, if any, securing the security;

      10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

      11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and

      12)   other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2013, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and the accretion of discounts are recorded using the effective interest method.

The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status and the related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2013, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                                OCTOBER 31, 2013


C. REVERSE REPURCHASE AGREEMENTS:

Reverse repurchase agreements were utilized as leverage for the Fund. A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing under which Fund assets are pledged as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the loan will be repaid and the collateral will correspondingly be received back by the Fund. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund.

Restricted cash in the amount of $562,000, as shown on the Statement of Assets and Liabilities, is associated with reverse repurchase agreements outstanding as of October 31, 2013.

Information for the year ended October 31, 2013:

      Maximum amount outstanding during the period ................. $24,242,850
      Average amount outstanding during the period* ................ $14,299,591
      Average Common Shares outstanding during the period...........   4,212,800
      Average debt per Common Share outstanding during the period...       $3.39

* The average amount outstanding during the period was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the year ended October 31, 2013.

During the year ended October 31, 2013, the interest rates ranged from 0.35% to 1.76%, with a weighted average interest rate of 0.70%, on borrowings by the Fund under reverse repurchase agreements, which had interest expense that aggregated $100,375.

D. INVERSE FLOATING-RATE SECURITIES:

An inverse floating-rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed-rate security. These instruments are typically used to enhance the yield of the portfolio. These securities, if any, are identified on the Portfolio of Investments.

E. STRIPPED MORTGAGE-BACKED SECURITIES:

Stripped Mortgage-Backed Securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an interest-only security ("IO Security") and all of the principal is distributed to holders of another type of security known as a principal-only security. These securities, if any, are identified on the Portfolio of Investments.

F. INTEREST-ONLY SECURITIES:

An IO Security is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended October 31, 2013, primarily as a result of differing book/tax treatment on

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                                OCTOBER 31, 2013


recognition of amortization/accretion on portfolio holdings, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) by $782,152, a decrease in accumulated net realized gain
(loss) on investments by $635,842 and a decrease to paid-in capital of $146,310. Net assets were not affected by this reclassification.

The tax character of distributions paid during the fiscal year ended October 31, 2013, and 2012, was as follows:

Distributions paid from:                               2013          2012
Ordinary income...................................  $ 5,244,634   $ 8,321,681
Capital gain......................................           --            --
Return of capital.................................           --            --

As of October 31, 2013, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income.....................  $ 2,534,578
Undistributed capital gains.......................           --
                                                    -----------
Total undistributed earnings......................    2,534,578
Accumulated capital and other losses..............   (4,432,381)
Net unrealized appreciation (depreciation)........   (3,097,775)
                                                    -----------
Total accumulated earnings (losses)...............   (4,995,578)
Other.............................................           --
Paid-in capital...................................   79,254,330
                                                    -----------
Net assets........................................  $74,258,752
                                                    ===========

H. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At October 31, 2013, the Fund had pre-enactment net capital losses for federal income tax purposes of $4,432,381 expiring as follows:

                     EXPIRATION DATE             AMOUNT
                     October 31, 2014       $ 1,082,509
                     October 31, 2017       $ 1,927,985
                     October 31, 2018       $ 1,421,887

During the taxable year ended October 31, 2013, the Fund utilized pre-enactment capital loss carryforwards in the amount of $1,262,615.

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2010, 2011, 2012 and 2013 remain open to federal and state audit. As of October 31, 2013, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

I. EXPENSES:

The Fund will pay all expenses directly related to its operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                                OCTOBER 31, 2013


J. ACCOUNTING PRONOUNCEMENT:

In December 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"). This disclosure requirement is intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. In addition, in January 2013, FASB issued Accounting Standards Update No. 2013-1 "Clarifying the Scope of Offsetting Assets and Liabilities" ("ASU 2013-1"), specifying which transactions are subject to offsetting disclosures. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. ASU 2011-11 and ASU 2013-1 are effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is currently evaluating the impact of the updated standards on the Fund's financial statements, if any.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Brookfield serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee of 0.50% of Managed Assets that is paid monthly by First Trust from its investment advisory fee.

During the fiscal year ended October 31, 2013, the Fund received reimbursements from the Sub-Advisor of $5,310 in connection with a trade error.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee Chairman will serve two-year terms until December 31, 2013, before rotating to serve as Chairman of another Committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the funds for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the year ended October 31, 2013, were $68,361,451 and $27,766,551, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the year ended October 31, 2013, were $73,748,340 and $37,654,727, respectively.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                                OCTOBER 31, 2013


                            5. COMMON SHARE OFFERING

On June 21, 2012, the Fund, Advisor and Sub-Advisor entered into a sales agreement with JonesTrading Institutional Services, LLC ("JonesTrading") whereby the Fund may offer and sell up to 1,000,000 Common Shares from time to time through JonesTrading as agent for the offer and sale of the Common Shares. Sales of Common Shares pursuant to the sales agreement may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the NYSE or sales made through a market maker other than on an exchange, at an offering price equal to or in excess of the net asset value per share of the Fund's Common Shares at the time such Common Shares are initially sold. The Fund used the net proceeds from the sale of the Common Shares in accordance with its investment objective and policies. Sales of Common Shares made under the sales agreement were made pursuant to a "shelf" registration statement on Form N-2 (the "Registration Statement") that will require the Fund to obtain effectiveness from the SEC on an annual basis. The Registration Statement has not been effective since February 2013 and therefore Common Shares have not been offered under the sales agreement since that time. Any future sales of Common Shares under the sales agreement will be made pursuant to an effective Registration Statement. Transactions related to offerings under such sales agreement are as follows:


                       COMMON                                                      NET PROCEEDS
                       SHARES         NET PROCEEDS      NET ASSET VALUE             RECEIVED IN
                        SOLD            RECEIVED         OF SHARES SOLD      EXCESS OF NET ASSET VALUE
                      ---------      --------------     ---------------      -------------------------
Year Ended 10/31/13          --      $           --     $            --           $            --
Year Ended 10/31/12     122,655           2,403,089           2,163,307                   239,782


Additionally, offering costs of $212,203 related to this offering were recorded as a prepaid asset and were amortized to expense by the Fund on a straight line basis.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

On November 20, 2013, the Fund declared a dividend of $0.085 per share to Common Shareholders of record on December 4, 2013, payable December 10, 2013.

On December 17, 2013, the Fund declared a dividend of $0.085 per share to Common Shareholders of record on December 31, 2013, payable January 15, 2014.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST MORTGAGE INCOME FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Mortgage Income Fund (the "Fund"), including the portfolio of investments, as of October 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013 by correspondence with the Fund's custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the First Trust Mortgage Income Fund as of October 31, 2013, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 20, 2013

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                          OCTOBER 31, 2013 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

     (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                          OCTOBER 31, 2013 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of May 14, 2013, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                                TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2013, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

               SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund (formerly First Trust Active Dividend Income Fund), First Trust High Income Long/Short Fund and First Trust Energy Infrastructure Fund, was held on April 17, 2013 (the "Annual Meeting"). At the Annual Meeting, Trustees James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the First Trust Mortgage Income Fund as Class III Trustees for three-year terms expiring at the Fund's annual meeting of shareholders in 2016. The number of votes cast in favor of Mr. Bowen was 3,691,670, the number of votes against was 220,385 and the number of abstentions was 301,060. The number of votes cast in favor of Mr. Nielson was 3,695,816, the number against was 216,239 and the number of abstentions was 301,060. Richard E. Erickson, Thomas R. Kadlec and Robert F. Keith are the other current and continuing Trustees.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust Mortgage Income Fund (the "Fund"), including the Independent Trustees, approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub Advisory Agreement (the "Sub Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Brookfield Investment Management Inc. (the "Sub Advisor"), at a meeting held on June 9-10, 2013. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                          OCTOBER 31, 2013 (UNAUDITED)


Trustees. The reports, among other things, outlined the services provided by the Advisor and the Sub Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub Advisor and as compared to fees charged by investment advisors and sub advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub Advisor; any fall out benefits to the Advisor and the Sub Advisor; and information on the Advisor's and the Sub Advisor's compliance programs. Following receipt of this information, the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub Advisor. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub Advisor manage the Fund. The Board noted that the Sub Advisor had begun serving as such on April 29, 2011.

In reviewing the Agreements, the Board considered the nature, extent and quality of services provided by the Advisor and the Sub Advisor under the Agreements. The Board considered the Advisor's statements regarding the incremental benefits associated with the Fund's advisor/sub advisor management structure. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed the services provided by the Advisor to the Fund, including the oversight of the Sub Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Sub Advisor's compliance with the 1940 Act and the Fund's investment objectives and policies. With respect to the Sub Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor's day-to-day management of the Fund's investments since April 2011. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Fund by the Advisor and the Sub Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives and policies.

The Board considered the advisory and sub advisory fees paid under the Agreements. The Board considered the advisory fees charged by the Advisor to similar funds and other non fund clients, noting that the Advisor does not provide advisory services to other funds with investment objectives and policies similar to the Fund's, but does provide services to certain separately managed accounts with investment objectives and policies similar to the Fund's. The Board noted that the Advisor charges a lower advisory fee rate to the separately managed accounts, as well as the Advisor's statement that the nature of the services provided to the separately managed accounts is not comparable to those provided to the Fund. The Board considered the sub advisory fee and how it relates to the Fund's overall advisory fee structure and noted that the sub advisory fee is paid by the Advisor from its advisory fee. The Board also considered information provided by the Sub Advisor as to the fees it charges to other closed end funds it manages, noting that the Fund's sub advisory fee rate is lower than the advisory fee rate charged by the Sub Advisor to the other funds it manages. In addition, the Board reviewed data prepared by Lipper Inc. ("Lipper"), an independent source, showing the advisory fees and expense ratios of the Fund as compared to the advisory fees and expense ratios of an expense peer group selected by Lipper and similar data from the Advisor for a separate peer group selected by the Advisor. The Board noted that the Lipper and Advisor peer groups included only three overlapping peer funds. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) peer funds may use different types of leverage which have different costs associated with them; (iii) most peer funds do not employ an advisor/sub advisor management structure; and (iv) most of the peer funds are larger than the Fund, which causes the Fund's fixed expenses to be higher on a percentage basis as compared to the larger peer funds. The Board took these limitations into account in considering the peer data. The Board also noted that certain one-time expenses related to an at-the-market offering of additional common shares and excise taxes paid by the Fund in 2012 affected the Fund's expense ratio relative to its peers. In reviewing the peer data, the Board noted that the Fund's contractual advisory fee was above the median of the Lipper peer group.

The Board also considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance and portfolio risk on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing the Fund's performance to a performance peer universe selected by Lipper and to a benchmark. In reviewing the Fund's performance as compared to the performance of the Lipper performance peer universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. The Board also considered the Fund's dividend yield as of March 28, 2013 and an analysis prepared by the Advisor on the continued benefits provided by the Fund's leverage. In addition, the Board compared the Fund's premium/discount over the past eight quarters to the average and median premium/discount of the Advisor peer group over the same period and considered the factors that may impact a fund's premium/discount.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                          OCTOBER 31, 2013 (UNAUDITED)


On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub advisory fees were reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor and Sub Advisor under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board determined that due to the Fund's closed end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to the Fund for the twelve months ended December 31, 2012, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the Advisor's estimated profitability appeared to be not excessive in light of the services provided to the Fund. In addition, the Board considered fall out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor's compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement.

The Board noted the Sub Advisor's expenses in providing investment services to the Fund and considered the Sub Advisor's statement that it does not expect economies of scale to be present in connection with its provision of services to the Fund. The Board considered that the sub advisory fee rate was negotiated at arm's length between the Advisor and the Sub Advisor, an unaffiliated third party. The Board also considered data provided by the Sub Advisor with respect to the profitability of the Sub Advisory Agreement to the Sub Advisor. The Board noted the inherent limitations in the profitability analysis and concluded that the profitability analysis for the Advisor was more relevant, although the profitability of the Sub-Advisory Agreement appeared to be not excessive in light of the services provided to the Fund. The Board noted that the Sub Advisor does not maintain any soft-dollar arrangements and that the Sub Advisor indicated that it does not anticipate any material fall out benefits from its relationship to the Fund.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund distributions. Security prices can fluctuate for several reasons including the general condition of the securities market, or when political or economic events affecting the issuers occur, including the risk that borrowers do not pay their mortgages. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Advisor or Sub-Advisor may take temporary defensive positions.

SUBORDINATED DEBT RISK: A portion of the Fund's Managed Assets may be invested in subordinated classes of MBS, including debt obligations issued by private originators or issuers backed by residential mortgage loans and multi-class debt or pass-through or pay-through securities backed by a mortgage loan or pool of mortgage loans on commercial real estate. Such subordinated classes are subject to a greater degree of non-payment risk than are senior classes of the same issuer or agency.

PREPAYMENT RISK: If borrowers prepay their mortgage loans at rates that are faster than expected, this results in prepayments that are faster than expected on MBS. These faster than expected prepayments may adversely affect the Fund's profitability, particularly if the prepayments must be reinvested at market interest rates that are below the Fund portfolio's current earnings rate.

Moreover, the Fund may also hold MBS that are less affected by prepayments. While the Sub-Advisor seeks to minimize prepayment risk to the extent practical, they must balance prepayment risk against other risks and the potential returns of each investment in selecting investments. No strategy can completely insulate the Fund from prepayment risk.

INTEREST RATE RISK: The Fund may also hold MBS which are Stripped Mortgage-Backed Securities, IO securities and PO securities. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO security will fall and the value of an IO security will rise.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                          OCTOBER 31, 2013 (UNAUDITED)


LEVERAGE RISK: Borrowings up to 33-1/3% (or such other percentage as permitted by law) of Fund assets (including the amount borrowed) less liabilities other than borrowings may be utilized in the Fund. Leverage may be used for investment purposes and to meet cash requirements. The leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the NAV of the Fund. Reverse repurchase agreements are used to leverage the Fund's assets. Reverse repurchase agreements are subject to the risks that the market value of the Fund's securities sold may decline below the price of the securities the Fund is obligated to repurchase, and that the securities may not be returned to the Fund. From time to time the amount of the leverage may be changed in response to actual or anticipated changes in interest rates or the value of the Fund's investment portfolio. There can be no assurance that the leverage strategies will be successful.

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services or, in the case of asset-backed issuers, a decline in the value and/or cash flows of the underlying assets; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the proceeds from matured, traded or called bonds are invested at market interest rates that are below the Fund portfolio's current earnings rate; and (iii) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

------------------------------------------------------------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

                                               FIRST TRUST MORTGAGE INCOME FUND (FMY)
                                                    OCTOBER 31, 2013 (UNAUDITED)

                                                                                                    NUMBER OF           OTHER
                                                                                                  PORTFOLIOS IN    TRUSTEESHIPS OR
                                                                                                 THE FIRST TRUST    DIRECTORSHIPS
    NAME, ADDRESS,                TERM OF OFFICE                                                  FUND COMPLEX     HELD BY TRUSTEE
   DATE OF BIRTH AND               AND LENGTH OF                PRINCIPAL OCCUPATIONS              OVERSEEN BY       DURING PAST
POSITION WITH THE FUND              SERVICE(1)                   DURING PAST 5 YEARS                 TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                       INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee     o Three-Year Term   Physician; President, Wheaton                     105        None
c/o First Trust Advisors L.P.                        Orthopedics; Limited Partner,
120 East Liberty Drive,                              Gundersen Real Estate Limited
  Suite 400                      o Since Fund        Partnership; Member, Sportsmed LLC
Wheaton, IL 60187                  Inception
D.O.B.: 04/51

Thomas R. Kadlec, Trustee        o Three-Year Term   President (March 2010 to Present),                105        Director of ADM
c/o First Trust Advisors L.P.                        Senior Vice President and Chief                              Investor Services,
120 East Liberty Drive,                              Financial Officer (May 2007 to                               Inc. and ADM
  Suite 400                                          March 2010), ADM Investor Services,                          Investor Services
Wheaton, IL 60187                o Since Fund        Inc.(Futures Commission Merchant)                            International
D.O.B.: 11/57                      Inception

Robert F. Keith, Trustee         o Three-Year Term   President (2003 to Present), Hibs                 105        Director of Trust
c/o First Trust Advisors L.P.                        Enterprises (Financial and Management                        Company of
120 East Liberty Drive,          o Since June 2006   Consulting)                                                  Illinois
 Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee         o Three-Year Term   President and Chief Executive                     105        Director of
c/o First Trust Advisors L.P.                        Officer (June 2012 to Present),                              Covenant
120 East Liberty Drive,          o Since Fund        Dew Learning LLC (Educational                                Transport Inc.
 Suite 400                         Inception         Products and Services); President
Wheaton, IL 60187                                    (June 2002 to June 2013), Covenant
D.O.B.: 03/54                                        College


------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

James A. Bowen(2), Trustee,      o Three-Year Term   Chief Executive Officer (December                 105        None
Chairman of the Board                                2010 to Present), President (until
120 East  Liberty  Drive,                            December 2010), First Trust Advisors
  Suite 400                      o Since Fund        L.P. and First Trust Portfolios L.P.;
Wheaton,  IL 60187                 Inception         Chairman of the Board of Directors,
D.O.B.: 09/55                                        BondWave LLC (Software Development
                                                     Company/Investment Advisor) and
                                                     Stonebridge Advisors LLC (Investment
                                                     Advisor)

-------------------------

(1) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2014 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2015 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2016 annual meeting of shareholders.

(2) Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.

------------------------------------------------------------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

                                               FIRST TRUST MORTGAGE INCOME FUND (FMY)
                                                    OCTOBER 31, 2013 (UNAUDITED)

     NAME, ADDRESS            POSITION AND OFFICES        TERM OF OFFICE AND               PRINCIPAL OCCUPATIONS
   AND DATE OF BIRTH                 WITH FUND             LENGTH OF SERVICE                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(3)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley         President and Chief          o  Indefinite Term        Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,   Executive Officer                                      and Chief Financial Officer, First Trust Advisors
   Suite 400                                         o  Since January 2012     L.P. and First Trust Portfolios L.P.; Chief
Wheaton, IL 60187                                                              Financial Officer, BondWave LLC(Software
D.O.B.: 11/57                                                                  Development Company/Investment Advisor) and
                                                                               Stonebridge Advisors LLC (Investment Advisor)

James M. Dykas          Treasurer, Chief Financial   o  Indefinite Term        Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,   Officer and Chief                                      President (April 2007 to January 2011), Vice
   Suite 400            Accounting Officer           o  Since January 2012     President (January 2005 to April 2007), First
Wheaton, IL 60187                                                              Trust Advisors L.P. and First Trust Portfolios
D.O.B.: 01/66                                                                  L.P.

W. Scott Jardine        Secretary and Chief          o  Indefinite Term        General Counsel, First Trust Advisors L.P., First
120 E. Liberty Drive,   Legal Officer                                          Trust Portfolios L.P.; Secretary, BondWave LLC
   Suite 400                                         o  Since Fund Inception   (Software Development Company/Investment
Wheaton, IL 60187                                                              Advisor) and Stonebridge Advisors LLC
D.O.B.: 05/60                                                                  (Investment Advisor)

Daniel J. Lindquist     Vice President               o  Indefinite Term        Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                          Vice President (September 2005 to July 2012),
   Suite 400                                         o  Since Fund Inception   First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                              Portfolios L.P.
D.O.B.: 02/70

Kristi A. Maher         Chief Compliance Officer     o  Indefinite Term        Deputy General Counsel, First Trust
120 E. Liberty Drive,   and Assistant Secretary                                Advisors L.P. and First Trust Portfolios L.P.
   Suite 400                                         o  Chief Compliance
Wheaton, IL 60187                                       Officer since
D.O.B.: 12/66                                           January 2011

                                                     o  Assistant Secretary
                                                        since Fund Inception


--------------------------

(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                          OCTOBER 31, 2013 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

                      This Page Left Blank Intentionally.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Brookfield Investment Management Inc.
3 World Financial Center
200 Vesey Street, 10th Floor
New York, NY 10281

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

   (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

   (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

   (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $42,000 for the fiscal year ended October 31, 2012 and $45,000 for the fiscal year ended 2013.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2012 and $0 for the fiscal year ended October 31, 2013.

            Audit-Related Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2012 and $0 for the fiscal year ended October 31, 2013.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended October 31, 2012 and $5,200 for the fiscal year ended October 31, 2013. These fees were for tax return preparation.

            Tax Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended October 31, 2012 and $0 for the fiscal year ended October 31, 2013.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2012 and $0 for the fiscal year ended October 31, 2013.

            All Other Fees (Investment Adviser) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2012 and $0 for the fiscal year ended October 31, 2013.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph
            (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%
                          (c)  0%
                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the Registrant's fiscal year ended October 31, 2012 were $0 for the Registrant and $6,600 for the Registrant's investment adviser and for the Registrant's fiscal year ended October 31, 2013 were $5,200 for the Registrant and $3,000 for the Registrant's investment adviser.

      (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
            (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                     BROOKFIELD INVESTMENT MANAGEMENT INC.

                 PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

                                    MAY 2012

The Portfolio Proxy Voting Policies and Procedures (the "Policies and Procedures") set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries and affiliates (collectively, "BIM") in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients ("Clients") for which BIM has been delegated such proxy voting authority.

A. PROXY VOTING COMMITTEE

BIM's internal proxy voting committee (the "Committee") is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent's compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines ("Guidelines").

B. ADMINISTRATION AND VOTING OF PORTFOLIO PROXIES

1. FIDUCIARY DUTY AND OBJECTIVE

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company's stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM's primary consideration is the economic interests its Clients.

2. PROXY VOTING AGENT

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent's research and analysis as part of BIM's own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. BIM bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist BIM in maintaining records of BIM's portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission ("SEC").

3. MATERIAL CONFLICTS OF INTEREST

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

      o BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the "Company") whose management is soliciting proxies or BIM is seeking to provide such services;

      o BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or

      o BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management's recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

      o If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

      o If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4. CERTAIN FOREIGN SECURITIES

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as "share-blocking." If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the "share-blocking period," BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C. FUND BOARD REPORTING AND RECORDKEEPING

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the "Funds") describing:

      o any issues arising under these Policies and Procedures since the last report to the Funds' Boards of Directors/Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

      o any proxy votes taken by BIM on behalf of the Funds since the last report to such Funds' Boards of Directors/Trustees that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors/Trustees of the Funds with a written report of any recommended changes based upon BIM's experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, all applicable regulations, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

      o     these Policies and Procedures, as amended from time to time;

      o records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX, as applicable;

      o records of written client requests for proxy voting information and any written responses of BIM to such requests; and

      o any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D. AMENDMENTS TO THESE PROCEDURES

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Funds for review and approval.

E. PROXY VOTING GUIDELINES

Guidelines are available upon request.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS.

Information provided as of January 2, 2014.

Brookfield Investment Management Inc. ("Brookfield") serves as the Fund's Sub-Advisor. Brookfield is a wholly-owned subsidiary of Brookfield Asset Management, a global alternative asset manager with approximately $184 billion in assets under management as of September 30, 2013. Brookfield Asset Management has over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. The company offers a range of public and private investment products and services, which leverage its expertise and experience and provide it with a competitive advantage in the markets where it operates. On behalf of its clients, Brookfield Asset Management is also an active investor in the public securities markets, where its experience extends over 30 years. Over this time, the company has successfully developed several investment operations and built expertise in the management of institutional portfolios, retail mutual funds, and structured product investments.

Brookfield Asset Management's public market activities are conducted by Brookfield Investment Management, a registered investment advisor. These activities complement Brookfield Asset Management's core competencies and include global listed real estate and infrastructure equities, corporate high-yield investments, opportunistic credit strategies and a dedicated insurance asset management division. Headquartered in New York, NY, Brookfield Investment Management maintains offices and investment teams in Toronto, Chicago, Boston and London and has over $10 billion of assets under management as of September 30, 2013.

Anthony Breaks, CFA, Director

Mr. Breaks is a Portfolio Manager on the Securitized Products Investments team and has worked for the firm since May 2002. Mr. Breaks is a team leader in MBS/ABS and is a member of the team's securities analysis committee. Mr. Breaks also has managed securitized product vehicles, such as SIV, ABCP and CDOs, for Brookfield and has experience in insurance company asset management. Mr. Breaks earned a Bachelor of Science degree in Electrical Engineering from the Massachusetts Institute of Technology. He holds the Chartered Financial Analyst designation.

Chris Wu, Director

Mr. Wu is a Portfolio Manager on the Securitized Products Investment Team focusing on agency MBS. He has worked for the firm since March 2007 and is responsible for the firm's agency MBS exposures. He develops quantitative tools to formulate research and develop trading strategies for agency MBS exposures. Mr. Wu holds an MBA from New York University as well as a Master of Science degree in Computer Science from University of Saskatchewan. He also earned a Bachelor of Economics from Huazhong University of Science and Technology in China.

(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

Information provided as of October 31, 2013.

                                                                                                    # of Accounts     Total Assets
                                                                                                  Managed for which     for which
                                                                         Total                     Advisory Fee is    Advisory Fee
 Name of Portfolio Manager or                                        # of Accounts                     Based on        is Based on
          Team Member                    Type of Accounts*              Managed     Total Assets     Performance       Performance
                                         -----------------

       1. Anthony Breaks          Registered Investment Companies:         1           $481M              0                $ 0
                                  --------------------------------
                                 Other Pooled Investment Vehicles:         0             $0               0                $ 0
                                 ---------------------------------
                                          Other Accounts:                  2           $431M              0                $ 0
                                          ---------------

          2. Chris Wu             Registered Investment Companies:         0            $ 0               0                $ 0
                                  --------------------------------
                                 Other Pooled Investment Vehicles:         0            $ 0               0                $ 0
                                 ---------------------------------
                                          Other Accounts:                  0            $ 0               0                $ 0
                                          ---------------

PORTFOLIO MANAGER POTENTIAL CONFLICTS OF INTERESTS

Potential conflicts of interest may arise when a fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Fund. These potential conflicts may include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a client's ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Brookfield Investment Management Inc. ("Brookfield") has adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for it and the individuals that it employs. For example, Brookfield seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. Brookfield also has adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts.

(3)   COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS

PORTFOLIO MANAGER COMPENSATION

Information provided as of October 31, 2013.

The Fund's portfolio managers are compensated by the sub-advisor. Brookfield compensates its portfolio managers based on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for Brookfield's portfolio managers varies in line with a portfolio manager's seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of Brookfield or supervising various departments) includes consideration of the scope of such responsibilities and the portfolio manager's performance in meeting them. Brookfield seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation also are influenced by the operating performance of Brookfield and its parent company, Brookfield Asset Management Inc. While the salaries of Brookfield's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year. Bonuses are determined on a discretionary basis by the senior executives of Brookfield and measured by individual and team-oriented performance guidelines. The amount of the Long Term Incentive Plan (LTIP) is approved by the board of directors annually and there is a rolling vesting schedule to aid in retention of key people. A key component of this program is achievement of client objectives in order to properly align interests with our clients. Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.

(4)   DISCLOSURE OF SECURITIES OWNERSHIP

Information provided as of October 31, 2013.

                                            DOLLAR RANGE OF FUND
                                            SHARES BENEFICIALLY
                   NAME                     OWNED

              Anthony Breaks                    $ 0
                 Chris Wu                       $ 0


(b)   Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

      (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

      (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3) Not applicable.

      (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)            First Trust Mortgage Income Fund
              ----------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 20, 2013
     --------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 20, 2013
     --------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: December 20, 2013
     --------------------

* Print the name and title of each signing officer under his or her signature.